Exhibit 99.2

Monthly Operating Report

CASE NAME: Kitty Hawk Ground, Inc.	ACCRUAL BASIS
2008
CASE NUMBER: 07-44537

JUDGE: Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: MAY 31, 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	June 20, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	June 20, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-1
2008
CASE NUMBER: 07-44537

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH
		AMOUNT	April 2008	May 2008	MONTH
ASSETS
1.	UNRESTRICTED CASH	$106,914	$37,854	$1,802
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$106,914	$37,854	$1,802	$0
4.	ACCOUNTS RECEIVABLE (NET)	$7,763,152	$413,558	$415,531
5.	INVENTORY		$0	$0	$0
6.	NOTES RECEIVABLE		$0	$0	$0
7.	PREPAID EXPENSES		$916,762	$829,247
8.	OTHER (ATTACH LIST)	$767,230	$145,468	$160,339
9.	TOTAL CURRENT ASSETS	$8,637,296	$1,513,642	$1,406,919	$0
10.	PROPERTY, PLANT & EQUIPMENT	$1,146,152	$590,499	$590,499
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$68,891	$68,891
12.	NET PROPERTY, PLANT & EQUIPMENT	$1,146,152	$521,608	$521,608	$0
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15.	OTHER (ATTACH LIST)	$603,884	$0	$0	$0
16.	TOTAL ASSETS	$10,387,332	$2,035,250	$1,928,527	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$465,968	$363,272
18.	TAXES PAYABLE		$16,826	$16,826
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$17,111,563	$17,134,836
23.	TOTAL POSTPETITION LIABILITIES		$17,594,357	$17,514,934	$0
PREPETITION LIABILITIES
24.	SECURED DEBT	$17,206,526	$1,064,069	$1,064,069
25.	PRIORITY DEBT	$277,316	$0	$0	$0
26.	UNSECURED DEBT	$7,503,343	$7,696,004	$7,596,035
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$24,987,185	$8,760,073	$8,660,104	$0
29.	TOTAL LIABILITIES	$24,987,185	$26,354,430	$26,175,038	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY	0	$(17,803,179)	$(17,803,179)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(6,516,001)	$(6,443,332)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0
33.	TOTAL EQUITY	$0	$(24,319,180)	$(24,246,511)	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$24,987,185	$2,035,250	$1,928,527	$0

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-2
2008
CASE NUMBER: 07-44537

INCOME STATEMENT

		MONTH	MONTH		QUARTER
		April 2008	May 2008	MONTH	TOTAL
REVENUES
1.	GROSS REVENUES	$(2,963)	$(644)		$(3,607)
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$(2,963)	$(644)	$0	$(3,607)
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$(2,963)	$(644)	$0	$(3,607)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$0	$0		$0
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$89,910	$278,236		$368,146
12.	RENT & LEASE	$(30,656)	$52,887		$22,231
13.	OTHER (ATTACH LIST)	$(53,306)	$(234,870)		$(288,176)
14.	TOTAL OPERATING EXPENSES	$5,948	$96,253	$0	$102,201
15	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(8,911)	$(96,897)	$0	$(105,808)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$55,173	$169,566		$224,739
17.	NON-OPERATING EXPENSE (ATT. LIST)	$1,460	$0		$1,460
18.	INTEREST EXPENSE	$0	$0		$0
19.	DEPRECIATION / DEPLETION	$0	$0		$0
20.	AMORTIZATION	$0	$0		$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$(53,713)	$(169,566)	$0	$(223,279)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0	$0
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$44,802	$72,669	$0	$117,471

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-3
2008
CASE NUMBER: 07-44537

		MONTH	MONTH		QUARTER
		April 2008	May 2008	MONTH	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$53,024	$37,854		$53,024
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$68,046	$13,141		$81,187
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$68,046	$13,141	$0	$81,187
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$0	$0	$0	$0
8.	OTHER (ATTACH LIST)		$(83,216)	$(49,193)	$(132,409)
9.	TOTAL NON-OPERATING RECEIPTS	$(83,216)	$(49,193)	$0	$(132,409)
10.	TOTAL RECEIPTS	$(15,170)	$(36,052)	$0	$(51,222)
11.	TOTAL CASH AVAILABLE	$37,854	$1,802	$0	$1,802
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0	$0	$0
13.	PAYROLL TAXES PAID	$0	$0	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$0	$0	$0	$0
16.	UTILITIES	$0	$0	$0	$0
17.	INSURANCE	$0	$0	$0	$0
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$0	$0	$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0	$0	$0
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$(15,170)	$(36,052)	$0	$(51,222)
33.	CASH - END OF MONTH	$37,854	$1,802	$0	$1,802

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-4
2008
CASE NUMBER: 07-44537

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	April 2008	May 2008	0
1.	0-30		$(17,669)	$2,314
2.	31-60		$20,812	$0
3.	61-90		$32,118	$30,332
4.	91+		$413,713	$420,027
5.	TOTAL ACCOUNTS RECEIVABLE	$7,763,152	$448,974	$452,673	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$0	$0
7.	ACCOUNTS RECEIVABLE (NET)	$7,763,152	$448,974	$452,673	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	May 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$0	$0	$16,826	$16,826
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$16,826	$16,826

6.	ACCOUNTS PAYABLE	$7,188	$0	$320	$355,764	$363,272

STATUS OF POSTPETITION TAXES	MONTH:	May 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	OR ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$0	$0	$0
2.	FICA-EMPLOYEE**	$0	$0	$0	$0
3.	FICA-EMPLOYER**	$0	$0	$0	$0
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$0	$0	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*                                         The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**                                  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-5
2008
CASE NUMBER: 07-44537

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH:	May 2008

		Account #1	Account #2	Account #3
A.	BANK:	Capital One	N/A	N/A
B.	ACCOUNT NUMBER:	3620477825
C.	PURPOSE (TYPE):	Depository			TOTAL
1.	BALANCE PER BANK STATEMENT	$1,802			$1,802
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$0			$0
5.	MONTH END BALANCE PER BOOKS	$1,802	$0	$0	$1,802
6.	NUMBER OF LAST CHECK WRITTEN	None

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	N/A
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$1,802

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-6
2008
CASE NUMBER: 07-44537

	MONTH:	May 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. LSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Gary Jensen	Salary, Expense Reports	$0	$34,027
2.	Mark Lasky	Salary, Expense Reports	$0	$12,078
3.	Dan Yongue	Salary, Expense Reports	$0	$25,292
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$71,397

PROFESSIONALS

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	AICCO, cancelled during 12/07	$106,001	$0	$212,002
2.	Crown Credit, cancelled during 12/07	$12,474	$0	$24,948
3.	Other Facility leases cancelled 11/07
4.
5.
6.	TOTAL	$118,475	$0	$236,950

Monthly Operating Report

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS-7
2008
CASE NUMBER: 07-44537

MONTH:	May 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?	X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

7, 8, 10 - due to operation shut down, DIP order did not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; payments on post petition liabilties have resumed and will be paid i/a/w Plan of Reorganization

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See summary of policies below for status.

INSTALLMENT PAYMENTS

TYPE OF				PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED		& FREQUENCY
Cargo Liability	The Hanover Insurance Group	6/1/07 - 5/31/08		$49,538.50 Annual - paid in full
General Liability	Chubb	6/1/07 - 5/31/08		$45,004 Annual - paid in full
Commerical Umbrella	Lexington	6/1/07 - 5/31/08	cancelled	$48,684.11, monthly financed
Auto Physical Damage	Lloyd’s of London	6/1/07 - 5/31/08		$14,000 (est), monthly
Workers Compensation	American Home Assurance	6/1/07 - 5/31/08	cancelled	$57,316.96, monthly financed
Business Auto	American Home Assurance	6/1/07 - 5/31/08		$42,259 Annual - paid in full
Trucker Liability	American Home Assurance	6/1/07 - 5/31/08	cancelled	$63,829, monthly

Footnotes Supplement

CASE NAME: Kitty Hawk Ground Inc.	ACCRUAL BASIS
2008
CASE NUMBER: 07-44537

MONTH:	May 2008

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
1	10

The amount listed for fixed assets includes assets under capital leases. These assets have not been removed from the records pending the claims reconciliation process with the lessor; these assets are not available to be sold on behalf of the estate

3	8	All available cash received into each subsidiary cash account is transferred to Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case #07-44536)

6	Secured Notes	AICCO finance agreement was cancelled when underlying insurance policies were cancelled; pending Stipulation with Court; Crown Credit - all forklifts were returned mid November 2007

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receipts tranferred directly to Kitty Hawk, Inc. (Case #07-44536)

4	AR-7	Total Accounts Receivable does not agree to Accrual Basis - 1, line 4 due to Unapplied cash at the end of the reporting cycle, not included on the AR aging, $37,143

4	Payroll Taxes	There were no employees for Kitty Hawk Ground, Inc. during this reporting period, therefore, there are no payroll tax liabilities or payments reported.

Case Name: Kitty Hawk Ground, Inc.
Case Number: 07-44537

Details of Other Items

	May 2008
ACCRUAL BASIS - 1

8. OTHER (ATTACH LIST)	160,339	Reported
A/R - Clearing	3,187
A/R - 401(k)	(119)
A/R - Owner/Operator	(3,962)
A/R - Employees	3,488
A/R - Payroll Advance	101
A/R - Other	0
Deposits	157,644

	160,339	Detail
	0	Difference

22. OTHER (ATTACH LIST)	17,134,836	Reported
General Accrued AP	140,750
Intercompany Payables	16,997,694
A/P - Other - Oldco ACT	(3,169)
Accrued 401(k) contribution	(439)

	17,134,836	Detail
	0	Difference

ACCRUAL BASIS - 2

13. OTHER OPERATING EXPENSE	(234,870)	Reported
Trucking expense	(205,903)
Driver Wages	0
Fuel	(16,249)
Truck Maintenance	21,792
Freight Handling Contract Costs	(17,422)
Equipment Lease	(15,868)
Other support	(1,220)

	(234,870)	Detail
	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	169,566	Reported
Gain on sale of assets	0
Reversal for Allowance for Doubtful accounts	169,244
Interest income	322

	169,566	Detail
	0	Difference

ACCRUAL BASIS - 3

8. OTHER (ATTACH LIST)	(49,193)	Reported
Transfer to Kitty Hawk, Inc. (Case 07-44536)	(49,306)
Transfer from Kitty Hawk Cargo, Inc. (Case 07-44538)	116
Misc adjustment - bad debt	(3)
	(49,193)	Detail
	0	Difference

ACCRUAL BASIS - 4

Aging of Post-petition Taxes	16,826	Reported
Accrued franchise taxes	960
O/O Fuel Tax	35
Fuel Tax	15,831

	16,826	Detail
	0	Difference